UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 1, 2010

ARAMARK CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-04762	95-2051630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Market Street Philadelphia, Pennsylvania	19107
(Address of Principal Executive Offices)	Zip Code

Registrant’s telephone, including area code: 215-238-3000

N/A

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 1, 2010, the Board of Directors of ARAMARK Holdings Corporation, our ultimate parent company (the “Parent Company Board”), approved amendments to all outstanding option agreements to: (1) modify Schedule 1 to such agreements to adjust the EBIT targets (both annual and cumulative) for fiscal 2011 and later years, the achievement of which determines the vesting of any part of such performance-based options and (2) reduce the required rate of return for certain of the alternative vesting conditions for performance based options from 22% to 15%. The Parent Company Board also approved a new form of non-qualified stock option agreement that will be used to make future grants of stock options, including to our named executive officers. This new form adjusts the performance targets for fiscal 2011 and later years and reduces the required rate of return for certain of the alternative vesting conditions contained in the agreement as described above. The Parent Company Board also approved an amendment to the 2007 Management Stock Incentive Plan to permit the Compensation and Human Resources Committee to delegate to a sub-committee and the Board to delegate to any other committee of the Board, including in either case a sub-committee consisting of the Chief Executive Officer, the authority to grant awards under the Plan. The amendment to the outstanding stock option agreements, the modified Schedule 1s, the new form of stock option agreement and the Plan Amendment are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and are incorporated by reference herein.

The new annual and cumulative EBIT targets for outstanding options of our named executive officers are as follows:

Fiscal 2008 Grants

Year	Annual EBIT Target	Cumulative EBIT Target
2011	$789.4 million	$3,041.8 million

Fiscal 2009 Grants

Year	Annual EBIT Target	Cumulative EBIT Target
2011	$789.4 million	$1,507.5 million
2012	$858.5 million	$2,366.0 million
2013	$933.3 million	$3,299.3 million

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Amendment to Outstanding Non-Qualified Stock Option Agreements dated March 1, 2010.
10.2	Schedules 1 to Outstanding Non Qualified Stock Option Agreements.
10.3	Form of Non-Qualified Stock Option Agreement.
10.4	Third Amendment to ARAMARK Holdings Corporation 2007 Management Stock Incentive Plan dated March 1, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARAMARK CORPORATION

Date: March 1, 2010	By:	/s/ L.FREDERICK SUTHERLAND
	Name:	L. Frederick Sutherland
	Title:	Executive Vice President and Chief Financial Officer